UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011 (April 27, 2011)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2011, Cell Therapeutics, Inc. (the “Company”) entered into a letter agreement (the “Engagement Letter”) with Rodman & Renshaw, LLC, as placement agent (the “Placement Agent”), relating to a proposed offering of securities of the Company. A copy of the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On April 27, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) between the Company and the purchasers thereunder (the “Purchasers”). A copy of the form of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to the Purchase Agreement, the Company agreed to issue to the Purchasers in a registered offering (i) an aggregate of 15,972 shares of the Company’s Series 12 Preferred Stock, no par value per share (such shares, the “Preferred Shares”), initially convertible into 45,634,286 shares of the Company’s common stock, no par value per share (the “Common Stock”), and (ii) warrants to purchase up to 18,253,714 shares of Common Stock (the “Warrants”), for an aggregate offering price of approximately $16 million (the “Offering”). A copy of the form of the Series 12 Preferred Stock Certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Each Warrant has an initial exercise price of $0.40 per share of Common Stock. The Warrants are exercisable commencing on the date of issuance and expire five years and one day from the date of issuance. A copy of the form of the Warrants is attached hereto as Exhibit 4.2 and incorporated herein by reference.

All Preferred Shares and Warrants, and the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be, were offered and sold by the Company under its registration statement on Form S-3 (File No. 333-161442), as supplemented by the prospectus supplement dated April 27, 2011 and filed with the Securities and Exchange Commission on April 28, 2011 (together, the “Registration Statement”).

The Purchasers have elected to convert all 15,972 of the Preferred Shares and to receive the 45,634,286 shares of Common Stock issuable upon such conversion at the closing. The Company expects to close the Offering on May 3, 2011, subject to the satisfaction of customary closing condition.

In addition, the Company issued warrants to purchase an aggregate of 912,686 registered shares of Common Stock to the Placement Agent as partial compensation for its services in connection with the Offering. The warrants issued to the Placement Agent have an initial exercise price of $0.4375 per share of Common Stock and are otherwise substantially the same as the Warrants issued in the Offering.

The above descriptions of the Engagement Letter, the Purchase Agreement and the Warrants are qualified in their entirety by reference to Exhibits 1.1, 10.1 and 4.2 attached hereto, respectively.

This Current Report on Form 8-K includes forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading prices of the Company’s securities. The risks and uncertainties include the risk that the purchase and sale of some or all of the securities might not be consummated and other risks factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its most recent filings on Forms 10-K, 10-Q and 8-K. Except as required by law, the Company does not intend to update any of the statements in this Current Report on Form 8-K upon further developments.

Item 3.03	Material Modification to Rights of Security Holders.

On April 28, 2011, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Secretary of State of the State of Washington, establishing the Series 12 Preferred Stock. Each share of Series 12 Preferred Stock is entitled to a liquidation preference equal to the initial stated value of $1,000 per share of Series 12 Preferred Stock plus any accrued and unpaid dividends before any distribution of assets may be made to holders of capital stock ranking junior to the Series 12 Preferred Stock. The Series 12 Preferred Stock is not entitled to dividends except to share in any dividends actually paid on the Common Stock or any pari passu or junior securities. The Series 12 Preferred Stock is convertible into Common Stock, at the option of the holder, at an initial conversion price of $0.35 per share, subject to a 4.99% blocker provision. A holder of Series 12 Preferred Stock may elect to increase the blocker provision to 9.99% by providing the Company with 61 days’ prior notice. In addition, the Series 12 Preferred Stock will automatically convert into Common Stock (i) on the one month anniversary of the original issuance date of the Series 12 Preferred Stock, (ii) on the date on which 1,000 or less shares of Series 12 Preferred Stock remain outstanding, or (iii) immediately upon the adoption by the Board of Directors of the Company of a resolution that it intends to adopt an amendment to the Restated Articles without shareholder approval to effect a reverse stock split of the outstanding Common Stock and the number of authorized shares of Common Stock in the same proportions for good faith business reasons. In the event of an automatic conversion, the blocker provision referred to above will increase to 19.99% with no further action by a holder. The Series 12 Preferred Stock has no voting rights except as otherwise expressly provided in the Amended Articles or as otherwise required by law. However, so long as at least 20% of the aggregate originally issued shares of Series 12 Preferred Stock are outstanding, the Company cannot amend its Amended Articles, Second Amended and Restated Bylaws or other charter documents so as to materially, specifically and adversely affect the rights of the Series 12 Preferred Stock, repay, repurchase or offer to repay or repurchase or otherwise acquire any shares of Common Stock or junior securities, except in limited circumstances, or authorize or create any class of senior preferred stock, in each case without the affirmative written consent of holders of a majority of the outstanding shares of Series 12 Preferred Stock. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 28, 2011, the Company filed the Series 12 Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Series 12 Articles of Amendment, which are effective as of May 2, 2011, establish and designate the Series 12 Preferred Stock and the rights, preferences and privileges thereof.

The descriptions of the Series 12 Articles of Amendment contained in Item 3.03 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release, dated April 28, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase Approximately $16.0 Million of Preferred Stock and Warrants” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Letter Agreement, dated April 27, 2011, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 12 Preferred Stock).

4.1	Form of Series 12 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated April 28, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase Approximately $16.0 Million of Preferred Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: May 2, 2011	By:	/s/ James A. Bianco
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Letter Agreement, dated April 27, 2011, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 12 Preferred Stock).

4.1	Form of Series 12 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated April 28, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase Approximately $16.0 Million of Preferred Stock and Warrants.”